UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023
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Power & Digital Infrastructure Acquisition II Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-441151	86-2962208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

321 North Clark Street, Suite 2440
Chicago, IL 60654
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (312) 262-5642

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Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	XPDBU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	XPDB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPDBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2023, Power & Digital Infrastructure Acquisition II Corp., a Delaware corporation (the “Company”), filed with the Secretary of the State of Delaware an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation (the “Certificate”) comprised of the Extension Amendment and the Redemption Limitation Amendment (each, as defined below). The Company’s stockholders approved the Charter Amendment at a special meeting in lieu of annual meeting of stockholders (the “Special Meeting”) on June 9, 2023. The information set forth in Item 5.07 regarding the Extension Amendment and the Redemption Limitation Amendment is incorporated by reference into this Item 5.03.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders approved the following proposals:

(i)          To amend the Certificate (such amendment the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), from June 14, 2023 (which is 18 months from the closing date of the IPO (the “Current Outside Date”)) to December 14, 2023 (such date, the “Extended Date”), and to allow the Company, without another stockholder vote, by resolution of the Company’s board of directors (our “board”), to elect to further extend the Extended Date in one-month increments up to three additional times, or a total of up to nine months after the Current Outside Date, until March 14, 2024, unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by our board to be in the best interests of the Company (the “Extension”), and that if the Company has not consummated a business combination by the applicable Extended Date, the Company will (i) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (ii) redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), included as part of the units sold in the Company’s initial public offering (such shares of Class A common stock, the “public shares”) that was consummated on December 14, 2021 (the “IPO”);

(ii)           to amend the Certificate to eliminate from the Certificate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”);

(iii)           to re-elect Paul Gaynor as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified (the “Director Election Proposal”);

(iv)           to approve and ratify the appointment of Marcum LLP as the Company’s independent accountants for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

(v)           to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal, the “Proposals”).

A total of 30,907,948 (or 86%) of the Company’s issued and outstanding shares of Class A common stock and Class B common stock, par value $0.0001 per share (“Class B common stock”), held of record as of May 12, 2023, the record date for the Special Meeting, were present either in person, virtually or by proxy, which constituted a quorum. The Company’s stockholders voted on the following Proposals at the Special Meeting, each of which were approved. The final vote tabulation for each Proposal is set forth below.

1.	The Extension Amendment Proposal - to approve and adopt the Extension Amendment.
Votes For	Votes Against	Abstentions	Broker Non-Votes
28,706,884	2,201,064	0	N/A

2.	The Redemption Limitation Amendment Proposal - to approve and adopt the Redemption Limitation Amendment.
Votes For	Votes Against	Abstentions	Broker Non-Votes
28,706,884	2,201,064	0	N/A

3.	The Director Election Proposal - to re-elect Paul Gaynor as a Class I director of our board, to serve for a term of three years until 2026 or until his successor is elected and qualified.
Class B Votes For	Class B Votes Withheld	Class B Common Stock Abstentions	Class B Broker Non-Votes
7,157,500	0	0	N/A

4.	The Auditor Ratification Proposal - to approve and ratify the appointment of Marcum LLP as the Company’s independent accountants for the fiscal year ended December 31, 2023.
Votes For	Votes Against	Abstentions	Broker Non-Votes
30,302,334	352,022	253,592	N/A

5.	The Adjournment Proposal - to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals).
Votes For	Votes Against	Abstentions	Broker Non-Votes
28,831,063	2,076,885	0	N/A

Although the Adjournment Proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

Item 8.01 Other Events.

Additionally, in connection with the implementation of the Extension, the Company’s public stockholders elected to redeem 18,141,822 shares of Class A common stock at a redemption price of approximately $10.37 per share, for an aggregate redemption amount of approximately $188,132,132 (the “Redemption”). After the satisfaction of the Redemption, the balance in the trust account established in connection with the Company’s IPO (the “Trust Account”) will be approximately $110,007,647.

Upon completion of the Redemption, 10,608,178 shares of Class A common stock and 7,187,500 shares of Class B common stock will remain issued and outstanding.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (this “Report”) may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties such as those set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K that are available on the website of the SEC at www.sec.gov and other documents filed, or to be filed with the SEC by the Company. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Power & Digital Infrastructure Acquisition II Corp.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.

By:	/s/ Patrick C. Eilers
Name: Patrick C. Eilers Title: Chief Executive Officer